UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 12, 2010
Penn Millers Holding Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	001-34496	80-0482459

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

72 North Franklin Street, P.O. Box P Wilkes-Barre, Pennsylvania	18773

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 233-8347
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On August 12, 2010, Penn Millers Holding Corporation issued a press release containing financial information regarding its results of operations and financial condition for the three months and six months ended June 30, 2010.
A copy of the press release is furnished as part of this Form 8-K and is attached hereto as Exhibit 99.1.
Item 8.01 Other Events.
On August 12, 2010, Penn Millers Holding Corporation issued a press release to announce that on August 11, 2010, its Board of Directors has authorized the Company to repurchase up to 5% of its issued and outstanding shares of common stock.
A copy of the press release is furnished as part of this Form 8-K and is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release of Penn Millers Holding Corporation, dated August 12, 2010
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN MILLERS HOLDING CORPORATION
Dated: August 12, 2010	By:	/s/ Michael O. Banks
Michael O. Banks
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of Penn Millers Holding Corporation, dated August 12, 2010